UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2017

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Director and Certain Officers

On April 27, 2017, Timothy P. Mihalick, the Company’s Chief Executive Officer and a member of the Board of Trustees (the “Board”) of Investors Real Estate Trust (“IRET” or the “Company”), notified the Board that he was resigning as an officer and trustee of the Company effective immediately.  Also, on April 27, 2017, Diane K. Bryantt, Executive Vice President and Chief Operating Officer of the Company notified the Board that she was resigning her positions with the Company effective immediately.  In addition, on April 27, 2017, each of Ted E. Holmes, Executive Vice President and Chief Financial Officer of the Company, and Michael A. Bosh, Executive Vice President, General Counsel and Assistant Secretary, notified the Board of his intention to resign his positions.  On April 27, 2017, the Company entered into a retention arrangement with each of Mr. Holmes and Mr. Bosh pursuant to which he has agreed to remain with the Company until July 31, 2017, the end of the Company’s first fiscal quarter, to assist in transition matters.  In their resignation letters, Messrs. Mihalick, Holmes and Bosh and Ms. Bryantt stated that their respective resignations were not the result of any disagreement with the Company or any of its subsidiaries on any matter relating to the operations, policies or practices of the Company and its subsidiaries.

The Company entered into a resignation and release agreement with each of Mr. Mihalick and Ms. Bryantt and a retention bonus agreement with each of Mr. Holmes and Mr. Bosh and expects to enter into a resignation and release agreement with each of Mr. Holmes and Mr. Bosh in the future at the time of their departure from the Company.

Pursuant to the terms of his resignation and release agreement, Mr. Mihalick will be entitled to receive a lump sum payment of $1,073,159.00 and an additional cash payment of $25,999.80, an amount equal to 18 months of his monthly premium for the cost of benefit continuation for health benefits.

Pursuant to the terms of her resignation and release agreement, Ms. Bryantt will be entitled to receive a lump sum payment of $361,867.25 and an additional cash payment of $13,274.10, an amount equal to nine months of her monthly premium for the cost of benefit continuation for health benefits.

Pursuant to the terms of their retention agreements, Mr. Holmes and Mr. Bosh each will continue to receive his current salary during his employment and shall be entitled to receive a cash retention bonus of $45,000.00 upon termination of his employment.  Additionally, upon execution of a resignation and release agreement, Mr. Holmes is expected to receive a lump sum payment of $281,516.75 and Mr. Bosh is expected to receive a lump sum payment of $275,896.50 and additional cash payments of $13,274.10 and $12,999.80 respectively, amounts equal to nine months of their respective monthly premiums for the cost of benefit continuation for health benefits.

Messrs. Mihalick, Holmes and Bosh and Ms. Bryantt will receive 5,864, 2,126, 2,290 and 2,912 common shares of the Company, respectively, previously awarded pursuant to stock award agreements with vesting conditions.  Such shares were otherwise scheduled to vest on June 22, 2017.

Appointment of Chief Executive Officer

On April 27, 2017, the Board appointed Mark O. Decker, Jr., the Company’s President and Chief Investment Officer, to the additional position of Chief Executive Officer.

Mr. Decker, age 41, has served as the Company’s President and Chief Investment Officer since August 5, 2016 and prior to that, had nearly 17 years of experience in real estate investment banking.  From 2011 to May 2016, he served as the Managing Director and U.S. Group Head of Real Estate Investment and Corporate Banking at BMO Capital Markets, the North American-based investment banking subsidiary of the Canadian Bank of Montreal, with which the Company has an ongoing investment banking relationship.  Prior to that, he served as Managing Director with Morgan Keegan & Company, Inc., a brokerage firm and investment banking business, from February 2011 to September 2011, and worked with Robert W. Baird & Co., an employee-owned international wealth management, capital markets, private equity and asset management firm with offices in the United States, Europe and Asia, from 2004 to 2011, where he last served as Managing Director, Real Estate Investment Banking.

There were no arrangements or understandings between Mr. Decker and any other person pursuant to which Mr. Decker was selected as an officer. Mr. Decker does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Decker will receive an annual base salary of $444,050.00.  Mr. Decker was granted a cash retention bonus of $100,000.00 and was issued 16,447 restricted common shares of the Company.  The restricted common shares will vest in three equal 1/3 installments on each of May 1, 2018, May 1, 2019 and May 1, 2020, provided that Mr. Decker continues to be employed by IRET on those dates.  If he is no longer employed by IRET on any vesting date, unvested shares shall be forfeited.  In addition, if he voluntarily leaves IRET prior to any vesting date, he has agreed to repay IRET the cash portion of the retention bonus as follows:  If he voluntarily leaves IRET on or before April 30, 2018, 100% of the cash portion of the retention bonus; if he voluntarily leaves IRET after April 30, 2018 and before April 30, 2019, 67% of the cash portion of the retention bonus; if he voluntarily leaves IRET after April 30, 2019 and before April 30, 2020, 33% of the cash portion of the retention bonus.  In addition, Mr. Decker will be included in other compensation programs approved by the Compensation Committee of the Board of Trustees from time to time.

In addition, Mr. Decker received time-based and performance-based share awards under the long-term incentive plan (“LTIP”) for fiscal year 2017, based on 85% of his annual base salary, which awards were previously described in the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2016 and the forms of which as previously filed as Exhibits 10.3 and 10.4, respectively, to the Company’s Annual Report on Form 10-K filed with the SEC on June 29, 2016. He is also eligible to participate in the short-term incentive cash awards (“STIP”) for fiscal year 2017, based on the amount of annual salary earned during fiscal year 2017, which awards were previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 20, 2016.

The Company previously entered into an Indemnification Agreement with Mr. Decker in substantially the same form as previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2015 and a Change in Control Severance Agreement as previously described in, and in substantially the same form as previously filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2015.

Appointment of Executive Vice President

On April 27, 2017, the Board appointed John Kirchmann as the Company’s Executive Vice President effective April 30, 2017.  Mr. Kirchmann is expected to become the Company’s Chief Financial Officer following the departure of Mr. Holmes.

Mr. Kirchmann, age 52, served as Vice President of Operations Support at Essex Property Trust, a NYSE-listed multifamily REIT, from 2011 until July 2016 where he was responsible for the oversight of revenue management and ancillary income, procurement and other functions.  From 2007 to 2011, he served as Corporate Controller & Corporate Treasurer at Essex, where he oversaw property and corporate accounting functions, treasury management, and re-engineered and implemented new technology and systems.  He has been a private consultant since July 2016, providing executive accounting services to publicly traded companies, one of which was IRET.  Mr. Kirchmann started his career as an accountant with KPMG.  He received a B.A. in Business Administration with a Concentration in Accounting from Coe College.

Mr. Kirchmann will receive a base salary of $325,000.00 and will be entitled to participate in bonus programs and equity incentive programs available for other executive officers.  In addition, Mr. Kirchmann received a stock award of 24,671 restricted common shares.  The common shares will vest in three equal 1/3 installments on each of April 30, 2018, April 30, 2019 and April 30, 2020, provided that Mr. Kirchmann continues to be employed by IRET on those dates.  If he is no longer employed by IRET on any vesting date, unvested shares shall be forfeited.

There were no arrangements or understandings between Mr. Kirchmann and any other person pursuant to which Mr. Kirchmann was selected as an officer.  Mr. Kirchmann does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Executive Vice President, General Counsel and Secretary

On April 27, 2017, the Board appointed Anne Olson as the Company’s Executive Vice President, General Counsel and Secretary effective April 30, 2017.  Ms. Olson, age 40,  has been in the private practice of law, most recently as a partner in Dorsey & Whitney LLP’s Real Estate Practice Group, since 2011, where she focused on development and investment real estate for REITs, private equity funds, and national developers and owners.  Prior to 2011, Ms. Olson served as Director of Investment Operations and in-house counsel for Welsh Companies, LLC and its affiliates, including providing leadership in the growth of its asset portfolio and development of a successful capital markets strategy.  Ms. Olson began her legal career practicing real estate law at Dorsey & Whitney LLP.  She holds a B.A in English from Drake University and earned her J.D. with highest honors from Drake University Law School.

Ms. Olson will receive a base salary of $325,000.00 and will be entitled to participate in bonus programs and equity incentive programs available for other executive officers.  In addition, Ms. Olson received a stock award of 24,671 restricted common shares.  The common shares will vest in three equal 1/3 installments on each of April 30, 2018, April 30, 2019 and April 30, 2020, provided that Ms. Olson continues to be employed by IRET on those dates.  If she is no longer employed by IRET on any vesting date, unvested shares shall be forfeited.

There were no arrangements or understandings between Ms. Olson and any other person pursuant to which Ms. Olson was selected as an officer. Ms. Olson does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company expects to enter into (i) an Indemnification Agreement in substantially the same form as previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2015 and (ii) a Change in Control Severance Agreement as previously described in, and in substantially the same form as previously filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2015, with each of Mr. Kirchmann and Ms. Olson.

Appointment of Director and Board Changes

At a meeting of the Board on April 27, 2017, the Board appointed Mr. Decker as a trustee of the Board, effective immediately, to serve until the Company’s next annual meeting of shareholders or until his successor is duly elected and qualified.  Members of the Board who are employees of the Company, such as Mr. Decker, do not receive any separate compensation or other consideration, direct or indirect, for service as a trustee.

Additionally, on April 27, 2017, Jeffery L. Miller notified the Board that he was stepping down from his position as Chairman of the Board.  Mr. Miller will continue as a member of the Board.  At the April 27, 2017 meeting of the Board, the Board appointed Jeffrey P. Caira to succeed Mr. Miller as Chairman of the Board, effective immediately.  Mr. Caira has been a member of the Board since June 23, 2015 and has over 30 years of experience in the real estate industry.  The Board has previously determined that Mr. Caira qualifies as an “independent director” in accordance with the listing standards of the New York Stock Exchange.  Mr. Caira will receive compensation for Board service commensurate with the Company’s other non-employee trustees, as well as additional compensation for serving as Chairman, as described below.  Mr. Caira currently serves on the Board’s Audit Committee.

As Chairman of the Board, and in addition to the compensation paid to other members of the Board who are not employees of the Company,  Mr. Caira will receive additional cash compensation of $25,000 annually plus, for fiscal year 2018, an equity award of 4,112 restricted common shares of the Company, which shares will vest on April 30, 2018 if Mr. Caira continues to serve as chairman on that date.

On April 27, 2017, the Board approved a special one-time grant on May 1, 2017 of 4,112 common shares to each of Mr. Caira and trustee Michael T. Dance for service on a special committee previously designated by the Board to oversee the Company’s and the Board’s strategic review of operations and business planning.  All such shares vested immediately upon issuance.

Item 7.01.   Regulation FD Disclosure.

On April 27, 2017, the Company issued a press release announcing certain of the matters described in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: May 3, 2017
	By:	/s/ Mark O. Decker, Jr.
	Name:	Mark O. Decker, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 27, 2017